Exhibit 99.1

Welcome

Roger Moyer President and Chief Executive Officer

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling's financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K. Forward Looking Statement Disclosure

Non-GAAP Measurement The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc. The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling's operational efficiency. Comparison of Sterling's efficiency ratio with other companies' may not be appropriate, as they may calculate their efficiency ratio in a different manner. In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

Stock Symbol SLFI On NASDAQ Stock Market

Who We Are Sterling Financial Corporation is a Diversified Financial Services Company based in Lancaster, Pennsylvania Banking assets of $2.8 billion Investment assets under administration of $2. 1 billion

Who We Are Sterling Banking Group affiliates, representing 53 percent of net income, provide a full range of traditional banking services: Retail and business deposits Consumer and commercial loans Savings accounts and certificates of deposits Credit and debit cards ATMs and online banking Cash management services Merchant payment services International services Correspondent banking services

Who We Are Sterling Financial Services Group affiliates, representing 47 percent of net income, provide: Specialty commercial financing Fleet and equipment leasing Investment, trust and brokerage services Insurance services Human resources consulting

Growth Timeline

Where We Are Today

Brad Scovill Group Executive Financial Services Group New Alignment Tito Lima Chief Financial Officer

First Half Growth in Net Income Contribution - Groups Total Sterling Banking Group Financial Services Group 0.197 0.123 0.292

Our Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation will deliver solutions that provide superior results for our customers and our company.

Our Vision At Sterling Financial Corporation... Employees are engaged. Customers are valued. Communities are supported. Shareholders are rewarded. Our business is about Making Money and Having Fun while we do it!

Our Strategic Focus Building a Strong, Broad-based Financial Services Company Expanding into growth markets Adding new companies, competencies and core products Following customer relationship management model Focusing on our people through employment partnership

Support our communities Make Money, Have Fun Focus on Three Strategies Customer Customer Strategy Shareholder Shareholder Strategy People People Strategy

Growth Strategy 2002 and 2003 - building years (products and platform) 2004, 2005 and Beyond - focus on alignment and strategy execution

High Performance Markets Medium Performance Markets Low Performance Markets potential markets - a long term view Looking Ahead

Growth Core earnings attained through organic growth Acquisitions used to: Expand geographically in selected markets Enhance offerings in related financial services

Growth Sterling Acquisition Candidate Must Be: A strategic, cultural and philosophical fit Successful company with assertive leaders Management team that will use equity to buy into Sterling, rather than create an exit strategy

Growth How We Work With New Affiliates: Retain management and position them to continue to lead successful businesses Leverage synergies across Sterling to enhance success

Customer Focused Customer Loyalty resulting in Long- term Profitability Wealth Management / Investment Services Leasing Change = Opportunity Banking Insurance Fun! Team > Me We're here to help New Technology Communication Sterling Standards Learning Accountability Passion Delivery Channels Information Commercial Finance Correspondent Banking Human Resource Consulting

Engaged People What Sterling must get from employees so we can meet our financial goals and drive revenue growth. Gets Gives What Sterling gives to employees for meeting financial goals and delivering superior customer service.

Sterling Employees Ranked #1 Worldwide in 2004 Corporate Leadership Council Engagement Study of 59 companies (mostly Fortune 500) across 14 industries Employee Engagement

Engagement Drives Business Results Source: Corporate Leadership Council

Brad Scovill Senior Executive Vice President Group Executive, Financial Services Group

Our Design for High Performance Building a diversified financial services organization Expansion in growing markets A focus on our customers A focus on our people

Increased earnings per share - 10 % or better Return on average realized equity - 16 % or better Efficiency ratio - 60% or lower Building Shareholder Value

Measurements -- 2004 Ratio Sterling SNL Peers Diluted Earnings Per Share Growth 11.9% 11.0% Return on Average Realized Equity 15.00% 12.83% Efficiency Ratio* 61.3% 60.0% * See Non-GAAP measurement slide for efficiency ratio definition SNL PEER GROUP: Sterling Financial Corporation's peer group consists of the following: Chester Valley Bancorp Inc. (CVAL), CNB Financial Corporation (CCNE), Community Banks, Inc. (CMTY), Fidelity D & D Bancorp, Inc. (FDBC), First Chester County Corporation (FCEC), First Commonwealth Financial Corporation (FCF), First National Community Bancorp, Inc. (FNCB), Fulton Financial Corporation (FULT), Harleysville National Corporation (HNBC), Republic First Bancorp, Inc. (FRBK)

2004 Highlights Financial Performance Year-end assets of $2.743 billion Net income was $33.329 million - an increase of 14.7 percent or $4.270 million over 2003 Diluted earnings per share totaled $1.51 compared to $1.35 per share in 2003 - an increase of 11.9 percent Return on average realized equity was 15.00 percent, compared to 15.10 percent in 2003 Efficiency ratio slipped from 59.2 percent in 2003 to 61.3 percent due primarily to non-cash, intangible asset amortization charges of newly acquired affiliates.

2005 Six-Month Highlights Financial Performance Diluted earnings per share growth of 11.6 percent Fee income as percentage of revenue increased from 25.7 percent to 27.6 percent Loan growth of 24 percent Deposit growth of 17 percent

2000 2001 2002 2003 2004 0.68 0.83 0.94 1.08 1.21 Annual Growth In Diluted Earnings Per Share Year Ended December 31, 2004 Adjusted for 5-for-4 stock split on June 1, 2005. Compounded Average Growth Rate (CAGR) - 15.5%

First Half Growth In Diluted Earnings Per Share Adjusted for 5-for-4 stock split on June 1, 2005. 6/30/2004 6/30/2005 0.58 0.65 Growth - 11.6%

Return On Average Realized Equity 2000 2001 2002 2003 2004 2005 0.1236 0.1441 0.1447 0.151 0.15 0.1392 (through June 30, 2005)

Efficiency Ratio * * See Non-GAAP measurement slide for efficiency ratio definition 2000 2001 2002 2003 2004 2005 0.631 0.645 0.602 0.59200000013148 0.613 0.617 (through June 30, 2005)

Revenues * 2000 2001 2002 2003 2004 Net Int Inc 54.8 58.6 75 85.9 97.4 Non Int Inc 19.4 22 24.4 27.8 36.1 *See Non-GAAP measurement slide for non-interest income definition 26.1% 73.9% 27.3% 24.6% 24.4% 27.1% 72.7% 75.4% 75.6% 72.9% (in millions)

First Half Revenues* 6/30/2004 6/30/2005 Net Int Inc 46.3 55.9 Non Int Inc 16 21.3 25.7% 27.6% 74.3% 72.4% *See Non-GAAP measurement slide for non-interest income definition (in millions)

Net Interest Margin (FTE Basis) 2000 2001 2002 2003 2004 2005 0.0403 0.0395 0.0438 0.0465 0.0483 0.048 (through June 30, 2005)

Capital Ratios* Leverage Ratio Tier One Capital Ratio Total Capital Ratio Actual 0.103 0.1201 0.13 Well Capitalized 0.05 0.06 0.1 Minimum 0.04 0.04 0.08 *as of March 31, 2005

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 2000 2001 2002 2003 2004 2005 1.13% 1.01% 1.00% 0.98% 0 .99% 0.95% 192% 126% 111% 315% 417% 505% 0.59% 0.80% 0.90% 0.31% 0.24% 0.19% 0.08% 0.17% 0.08% 0.14% 0.10% 0.13% December 31, June 30,

Building Shareholder Value Sterling Financial Corporation................ NASDAQ Bank Stock Index................ Russell Financial Services Index............. Russell 2000 Index.......... Dividend Yield............... 4.79% 7.1% 13.2% 9.5% 2.37% One Year Three Years 44.2% 35.8% 49.7% 43.7% *ending June 30, 2005 Five Years* 144.12% 128.6% 132.4% 32.4%

Stock Liquidity Number of Registered Shareholders................ Institutional Ownership................... Outstanding Shares......................... Shares Traded Daily.......... Analysts Covering Sterling....................... 4,700 2.70% 12,546,477 12,888 0 2000* 2002* 4,659 7.0% 16,923,069 20,280 2 *ending June 30, 2005 2005* 4,944 14.30% 29,138,357 43,440 5

Why Own Sterling? Sterling Financial Corporation has: 10% plus earnings per share growth annually Consistent dividend growth Enhanced liquidity of Sterling Financial Corporation shares Diverse business lines and revenue streams

Why Own Sterling? Sterling Financial Corporation has: High growth markets Strong capital to fund growth Excellent credit quality Engaged employees Experienced leadership

Questions

For Additional Information Please visit our web site at: www.sterlingfi.com